RAMP Series 2003-RS7 Trust

Mortgage Asset-Backed Pass-Through Certificates, Series 2003-RS7

$1,225,000,000 (Approximate)

Subject to Revision

August 13, 2003 -Computational Materials

The information herein has been provided solely by Citigroup Global Markets Inc. ("Citigroup") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the Prospectus and Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect Citigroup's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Citigroup does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Citigroup (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Citigroup may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a Prospectus and, if required, a Prospectus Supplement. Finally, Citigroup has not addressed the legal, accounting and tax implications of the analysis with respect to you, and Citigroup strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Syndicate Desk at (212) 723-6171.

CITIGROUP (LOGO OMITTED)

New Issue Computational Materials

$1,225,000,000 (Approximate)

RAMP Series 2003-RS7 Trust

Issuer

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2003-RS7

August 13, 2003

Expected Timing:	Pricing Date:	On or about August [15], 2003
	Settlement Date:	On or about August [28], 2003
	First Payment Date:	September 25, 2003

Structure:	Group I:	$675.0 million senior/subordinate structure
	Group II:	$550.0 million senior/subordinate structure
	Rating Agencies:	Moody's and Standard & Poor's

____________________________________________________________________

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Representative.

Structural Summary

August 13, 2003

RAMP Series 2003-RS7 Trust

$1,225,000,000 (Approximate)

Subject to Revision

Characteristics of the Certificates (1), (2), (3)

		Ratings	Bond	Pmt. Delay	Interest Accrual	WA Life (yrs.)	Pmt. Window (mos.)	Exp. Mat.	Final Scheduled
Class	Amount ($)	(S&P /Moody's)	Type	(days)	Basis	To Call / to Mat.	to Call / # of mos.	to Call / to Mat.	Maturity
A-I-1	$198,000,000	AAA / Aaa	Sr Fltr (4)	0	Actual/360	0.90 / 0.90	1 - 20 / 20	4/05 / 4/05	July 2018
A-I-2	73,000,000	AAA / Aaa	Sr Fxd (5)	24	30/360	2.00 / 2.00	20 - 28 / 9	12/05 / 12/05	June 2022
A-I-3	112,000,000	AAA / Aaa	Sr Fxd (5)	24	30/360	3.00 / 3.00	28 - 46 / 19	6/07 / 6/07	September 2027
A-I-4	92,000,000	AAA / Aaa	Sr Fxd (7)	24	30/360	5.00 / 5.00	46 - 79 / 34	3/10 / 3/10	February 2031
A-I-5	81,870,000	AAA / Aaa	Sr Fxd (6,7)	24	30/360	9.06 / 11.28	79 - 116 / 38	4/13 / 3/24	August 2033
A-I-6	67,500,000	AAA / Aaa	Sr Fxd - NAS (7)	24	30/360	6.71 / 6.80	37 - 116 / 80	4/13 / 1/24	August 2033
M-I-1	20,250,000	AA / Aa2	Mez Fxd (7)	24	30/360	6.45 / 6.97	39 - 116 / 78	4/13 / 4/18	August 2033
M-I-2	16,880,000	A / A2	Mez Fxd (7)	24	30/360	6.45 / 6.83	39 - 116 / 78	4/13 / 10/16	August 2033
M-I-3	13,500,000	BBB / Baa2	Mez Fxd (7)	24	30/360	6.39 / 6.47	39 - 116 / 78	4/13 / 11/14	August 2033
Total Group I	$675,000,000
A-II-A	$287,000,000	AAA / Aaa	Sr Fltr (6,8)	0	Actual/360	2.71 / 2.95	1 - 97 / 97	9/11 / 3/21	August 2033
A-II-B	163,980,000	AAA / Aaa	Sr Fltr (6,8)	0	Actual/360	2.57 / 2.71	1 - 97 / 97	9/11 / 8/18	August 2033
M-II-1	39,880,000	AA / Aa2	Mez Fltr (6,8)	0	Actual/360	5.40 / 5.95	39 -97 / 59	9/11 / 9/18	August 2033
M-II-2	33,010,000	A / A2	Mez Fltr (6,8)	0	Actual/360	5.38 / 5.88	38 -97 / 60	9/11 / 5/17	August 2033
M-II-3	26,130,000	BBB / Baa2	Mez Fltr (6,8)	0	Actual/360	5.37 / 5.74	37 -97 / 61	9/11 / 9/15	August 2033
Total Group II	$550,000,000
Grand Total	$1,225,000,000

    Class sizes subject to a 10% variance.

    Pricing Prepayment Speed Assumption:

    Group I Loans: 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter)

    Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

    Each Certificate is illustrated as priced to both (i) the 10% optional call of the related Loan Group and (ii) to the maturity of the related Loan Group.
    The lesser of (i) one-month LIBOR plus the related margin and (ii) the Group I Net WAC Cap Rate.
    The pass-through rate on the Class A-I-2 and Class A-I-3 Certificates will be equal to the related fixed rate per annum.
    If the 10% optional call for the Group I Loans is not exercised, the coupon on the Class A-I-5 Certificates will increase by 0.50% per annum beginning on or after the second Distribution Date after the first possible related optional call date. Likewise, if the 10% optional call for the Group II Loans is not exercised, the margin on the Class A-II-A and Class A-II-B Certificates will double, and the margin on the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates will each increase by a 1.5x multiple, in each case beginning on or after the second Distribution Date after the first possible related optional call date.
    The pass-through rates on the Class A-I-4, Class A-I-5, Class A-I-6, Class M-I-1, Class M-I-2 and Class M-I-3 Certificates will be equal to the related fixed rate per annum, subject to the Group I Net WAC Cap Rate.
    The least of (i) one-month LIBOR plus the related margin, (ii) the Group II Net WAC Cap Rate and (iii) 14.00% per annum.

Issuer: RAMP Series 2003-RS7 Trust.

Certificates: The Class A-I-1 through Class A-I-6 Certificates (collectively, the "Class A-I Certificates") and the Class M-I-1 through Class M-I-3 Certificates (collectively, the "Class M-I Certificates"), are backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

The Class A-II-A Certificates are backed by first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae limitations (the "Group II-A Loans").

The Class A-II-B Certificates (together with the Class A-II-A Certificates, the "Class A-II Certificates") are backed by first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae limitations (the "Group II-B Loans").

The Class M-II-1 through Class M-II-3 Certificates (collectively, the "Class M-II Certificates"), are backed by the Group II-A Loans and the Group II-B Loans (collectively, the "Group II Loans").

The Class A-I Certificates and Class A-II Certificates are referred to together as the "Class A Certificates." The Class M-I Certificates and Class M-II Certificates are referred to together as the "Class M Certificates."

Underwriters: Citigroup Global Markets Inc., Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and Residential Funding Securities Corporation.

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: JPMorgan Chase Bank.

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing will be provided by HomeComings Financial Network, Inc. ("HomeComings") with respect to approximately 84.77% of the Group I Loans and approximately 91.95% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: August 1, 2003 after deducting payments due during the month of August 2003.

Settlement Date: On or about August 28, 2003.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing in September 2003.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-I-1 and Class M-II-1 Certificates: $25,000 and integral multiples of $1 in excess thereof; For the Class M-I-2, Class M-I-3, Class M-II-2 and Class M-II-3 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations: It is expected that the Class A Certificates will be ERISA eligible as of the Closing Date. The Class M Certificates are not expected to be ERISA eligible as of the Closing Date. Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment: The Certificates will not constitute "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

Tax Status: One or more REMIC elections.

Collateral Description: Two loan groups: Group I (fixed) and Group II (adjustable).

    Group I Loans will consist of first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $[675,000,000] as of the Cut-off Date.

    Group II-A Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[350,000,000] as of the Cut-off Date.

    Group II-B Loans will consist of first lien, adjustable-rate mortgage loans with original principal balances that may or may not conform to either Freddie Mac or Fannie Mae guidelines with an aggregate principal balance of approximately $[200,000,000] as of the Cut-off Date.

Prepayment Assumption: Group I - 20% HEP (2.0% CPR in month 1, building to 20% CPR by month 10, and remaining constant at 20% CPR thereafter).

Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

Optional Calls: If the aggregate principal balance of either the Group I Loans or Group II Loans falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. The optional calls are independent of each other.

The Negotiated Conduit

Asset Program: The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs

Residential Funding's standard programs are identified as follows:
    Jumbo A program, under which Residential Funding purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan made to a borrower with a higher total debt-to-income ratio than that allowed by Residential Funding's "Jumbo A" program.
    Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan where the combination of loan-to-value ratio, credit score and documentation type do not meet Residential Funding's "Expanded Criteria" program guidelines.
    Home Solution program, under which Residential Funding purchases first lien "A-quality" mortgage loans with LTV's up to 107, which are then securitized under the RAMP-RZ shelf. An example of an NCA program loan includes, but is not limited to, a loan made to a borrower who does not meet reserve requirements of the program or total debt-to-income exceeds underwriting guidelines of Residential Funding's "Home Solution" program.
    AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within Residential Funding's "Alternet" program guidelines allows.

In addition, the NCA program includes mortgage loans, identified as "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.

Credit Enhancement: A. Subordination.

Except as described below, with respect to each loan group, if the related Class M Certificates remain outstanding, losses on the related mortgage loans which are not covered by excess cash flow or overcollateralization will be allocated to the class of related Class M Certificates with the lowest payment priority, and the other related classes of certificates will not bear any portion of such losses, except as described in the prospectus supplement. If none of the related Class M Certificates are outstanding, all such losses will be allocated to the related Class A Certificates as described in the prospectus supplement.

Group I Loans		Group II Loans
Class	Initial Subordination*	Class	Initial Subordination*
Class A-I	9.20%	Class A-II	21.90%
Class M-I-1	6.20%	Class M-II-1	14.65%
Class M-I-2	3.70%	Class M-II-2	8.65%
Class M-I-3	1.70%	Class M-II-3	3.90%

*Includes the target overcollateralization requirement as described herein

B. Overcollateralization ("OC").

	Group I	Group II
Initial (%Orig.)	0.00%	0.00%
OC Target (% Orig.)	1.70%	3.90%
Stepdown OC Target (% Current)	3.40%(1)	7.80%(1)
OC Floor (% Orig.)	0.50%	0.50%
OC Holiday	None	None

(1)Subject to certain trigger events as specified herein

C. Cross-collateralization.

The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

D. Excess Spread.
    Group I: Initially equal to approximately [285] bps per annum.
    Group II: Initially equal to approximately [587] bps per annum.

Priority of Payments: Payments to the holders of the Certificates will be made from the available amount from each loan group generally as follows:
      Distribution of interest to the related certificates, in the priority described herein;
      Distribution of principal to the related certificates, in the priority described herein;
      Distribution of principal to the related certificates, and subsequently, to the non-related certificates, to cover realized losses;
      Distribution of additional principal to the related certificates, and subsequently, to the non-related certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;
      Payment to the related certificates and subsequently, to the non-related certificates, in respect of prepayment interest shortfalls;
      To the extent provided in the prospectus supplement, payment to the Group II Certificates in respect of any Group II Basis Risk Shortfall Carry-Forward Amount and payment to certain Group I Certificates in respect of any Group I Net WAC Cap Carry-Forward Amount due to the application of the cap on the related pass-through rate; in the priority described herein;
      To pay to the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;
      To pay to the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and
      Distribution of any remaining funds to the non-offered certificates.

Interest Accrual Period: Classes A-I-2 through Class A-I-6 Certificates and Class M-I Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

Class A-I-1, Class A-II and Class M-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date, on an actual/360 basis.

Pass-Through Rates: Group I Pass-Through Rates:

    On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (i) One-Month LIBOR plus []% (the "Class A-I-1 Margin") and (ii) the Group I Net WAC Cap Rate.
    On each Distribution Date, for the Class A-I-2 and Class A-I-3 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupons.
    On each Distribution Date, for the Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, interest will accrue at a fixed rate, equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.
    The fixed rate coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date beginning on or after the second Distribution Date after the first possible related Optional Call Date.
    On each Distribution Date, for the Class M-I Certificates, interest will accrue at a fixed rate, equal to the lesser of (a) their respective fixed rate coupons and (b) the Group I Net WAC Cap Rate.

Group II Pass-Through Rates:

    The Class A-II-A Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus []% (the "Class A-II-A Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-A Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
    The Class A-II-B Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus []% (the "Class A-II-B Margin"), and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 2 times the Class A-II-B Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.
    The Class M-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible related Optional Call Date, One-Month LIBOR plus the related Class M-II Margin, and beginning on the second Distribution Date thereafter, One-Month LIBOR plus 1.5 times the related Class M-II Margin, (y) the Group II Net WAC Cap Rate, and (z) 14.00%.

Group I Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, and, in the case of the Class A-I-1 Certificates, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Group I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon (the "Group I Net WAC Cap Carry-Forward Amount").

Group II Net WAC Cap Rate: For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Group II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% (the "Group II Basis Risk Shortfall Carry-Forward Amount").

Weighted Average Master servicing fee and sub-servicing fee of approximately:

Monthly Fees: 0.324% for Group I

0.499% for Group II

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus the rates at which the master servicing and subservicing fees are paid.

Eligible Master Servicing

Compensation: For either loan group and any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans in that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date and either loan group, the excess, if any, of the aggregate stated principal balance of the mortgage loans in the related loan group before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate principal balance of the related Class A Certificates and related Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Group I Required

Overcollateralization Amount: With respect to any Distribution Date and the Group I Loans, (a) if such Distribution Date is prior to the Group I Stepdown Date, 1.70% of the aggregate stated principal balance of the Group I Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group I Stepdown Date, the greater of (i) 3.40% of the then current aggregate stated principal balance of the Group I Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group I.

Trigger Event: A Trigger Event is in effect with respect to either loan group on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds 50% of the Group I Senior Enhancement Percentage or 45% of the Group II Senior Enhancement Percentage, respectively, or (ii) cumulative realized losses on the related mortgage loans as a percentage of the initial aggregate principal balance of the related mortgage loans as of the Cut-off Date exceed the following amounts:

	Group I Loans	Group II Loans
Months 37-48	[1.25]% in the first month plus an additional 1/12th of [0.75]% for every month thereafter	[4.50]% in the first month plus an additional 1/12th of [2.25]% for every month thereafter
Months 49-60	[2.00]% in the first month plus an additional 1/12th of [0.50]% for every month thereafter	[6.75]% in the first month plus an additional 1/12th of [1.80]% for every month thereafter
Months 61-72	[2.50]% in the first month plus an additional 1/12th of [0.15]% for every month thereafter	[8.55]% in the first month plus an additional 1/12th of [0.45]% for every month thereafter
Months 73 and thereafter	[2.65]%	[9.00]%

Sixty-Plus Delinquency

Percentage: With respect to any distribution date and each loan group, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans of the related loan group that are 60 or more days delinquent in payment of principal and interest for that distribution date, including mortgage loans in foreclosure and REO, over (y) the aggregate stated principal balance of all of the mortgage loans of the related loan group immediately preceding that distribution date.

Group I Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate principal balance of the Class M-I-1, Class M-I-2 and Class M-I-3 Certificates and (ii) the related Overcollateralization Amount, in each case prior to the distribution of the Group I Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date.

Overcollateralization Floor: As to either loan group, an amount equal to 0.50% of the aggregate stated principal balance of the related mortgage loans as of the Cut-Off Date.

Overcollateralization

Increase Amount: With respect to any Distribution Date and either loan group, an amount equal to the lesser of (i) available excess cash flow from the related mortgage loans and (ii) the excess, if any, of (x) the related Required Overcollateralization Amount for that Distribution Date over (y) the related Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the related Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the related Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the related mortgage loans for that Distribution Date.

Excess

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the related Overcollateralization Amount over the related Required Overcollateralization Amount.

Group I Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate principal balance of the Class A-I and Class M-I Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group I Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

Class A-I Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the Group I Principal Distribution Amount for that Distribution Date or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:
    the Group I Principal Distribution Amount for that Distribution Date; and
    the excess, if any, of (A) the aggregate principal balance of the Class A-I Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Priority of Class A-I

Principal Distributions: The Class A-I Principal Distribution Amount for any applicable Distribution Date will be distributed to the Class A-I-1 through Class A-I-6 Certificates as follows: first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date, and then the remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, in each case until paid in full.

Class A-I-6 Lockout

Distribution Amount: For any Distribution Date, the product of (x) the Class A-I-6 Lockout Percentage for that Distribution Date and (y) the Class A-I-6 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class A-I-6 Lockout Distribution Amount for a Distribution Date exceed the Group I Principal Distribution Amount for that Distribution Date.

Class A-I-6

Pro Rata Distribution Amount: For any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Class A-I Certificates immediately prior to that Distribution Date and (y) the principal distribution amount for Loan Group I for that Distribution Date.

Class A-I-6 Lockout Percentage

Distribution Dates	Lockout Percentage
September 2003 through and including August 2006	0%
September 2006 through and including August 2008	45%
September 2008 through and including August 2009	80%
September 2009 through and including August 2010	100%
September 2010 and thereafter	300%

Class M-I-1

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:
    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount; and
    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-2

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:
    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount and the Class M-I-1 Principal Distribution Amount; and
    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I Certificates and Class M-I-1 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount and Class M-I-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Class M-I-3

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group I Stepdown Date or on or after the Group I Stepdown Date if a Group I Trigger Event is in effect for that Distribution Date, the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount or (ii) on or after the Group I Stepdown Date if a Group I Trigger Event is not in effect for that Distribution Date, the lesser of:
    the remaining Group I Principal Distribution Amount for that Distribution Date after distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount; and
    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-I, Class M-I-1 and Class M-I-2 Certificates (after taking into account the distribution of the Class A-I Principal Distribution Amount, Class M-I-1 Principal Distribution Amount and Class M-I-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-I-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group I Subordination Percentage and (2) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group I Loans after giving effect to distributions to be made on that Distribution Date, less the Group I Overcollateralization Floor.

Group I

Subordination Percentage: As to any class of Class A-I or Class M-I Certificates, the respective percentage set forth below.

Class	Percentage
A-I	[81.60]%
M-I-1	[87.60]%
M-I-2	[92.60]%
M-I-3	[96.60]%

Group I Stepdown Date: The Distribution Date which is the later to occur of (x) the Distribution Date in September 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group I Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group I Loans as of the Cut-off Date.

Group II Required

Overcollateralization Amount: With respect to any Distribution Date and the Group II Loans, (a) if such Distribution Date is prior to the Group II Stepdown Date, 3.90% of the aggregate stated principal balance of the Group II Loans as of the Cut-Off Date, or (b) if such Distribution Date is on or after the Group II Stepdown Date, the greater of (i) 7.80% of the aggregate stated principal balance of the Group II Loans as of the end of the related due period and (ii) the Overcollateralization Floor for Group II.

Group II Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate principal balance of the Class M-II-1, Class M-II-2 and Class M-II-3 Certificates and (ii) the Group II Overcollateralization Amount, in each case prior to the distribution of the Group II Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date.

Group II Principal

Distribution Amount: As to any Distribution Date, the lesser of (i) the aggregate certificate principal balance of the Class A-II and Class M-II Certificates prior to such Distribution Date and (ii) the sum of (a) principal collected on the Group II Loans other than Subsequent Recoveries and (b) the related Overcollateralization Increase Amount less (c) the related Overcollateralization Reduction Amount.

Class A-II Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the Group II Principal Distribution Amount for that Distribution Date or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:
    the Group II Principal Distribution Amount for that Distribution Date; and
    the excess, if any, of (A) the principal balance of the Class A-II Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Group II Principal

Allocation Amount: With respect to any Distribution Date, the sum of (a) the principal remittance amount for that Distribution Date on the Group II Loans and (b) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by excess cashflow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient excess cashflow to cover all realized losses on the Group II Loans, in determining the Class A-II-A Principal Distribution Amount and Class A-II-B Principal Distribution Amount, the available excess cashflow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Group II-A Loans and Group II-B Loans, respectively.

Class A-II-A Principal

Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

Class A-II-B Principal

Distribution Amount: On any Distribution Date, the Class A-II Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Group II Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is the Group II Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

Class A-II

Principal Distributions: The Class A-II Principal Distribution Amount will be distributed to the Class A-II Certificates as follows:
    The Class A-II-A Principal Distribution Amount will be paid to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero and then to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero.
    The Class A-II-B Principal Distribution Amount will be paid to the Class A-II-B Certificates until the certificate principal balance of the Class A-II-B Certificates has been reduced to zero and then to the Class A-II-A Certificates until the certificate principal balance of the Class A-II-A Certificates has been reduced to zero.

Class M-II-1

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:
    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount; and
    the excess, if any, of (A) the sum of (1) the principal balance of the Class A-II Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-2

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:
    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount and the Class M-II-1 Principal Distribution Amount; and
    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II Certificates and Class M-II-1 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount and Class M-II-1 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Class M-II-3

Principal Distribution Amount: With respect to any Distribution Date (i) prior to the Group II Stepdown Date or on or after the Group II Stepdown Date if a Group II Trigger Event is in effect for that Distribution Date, the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount or (ii) on or after the Group II Stepdown Date if a Group II Trigger Event is not in effect for that Distribution Date, the lesser of:
    the remaining Group II Principal Distribution Amount for that Distribution Date after distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount; and
    the excess, if any, of (A) the sum of (1) the aggregate principal balance of the Class A-II, Class M-II-1 and Class M-II-2 Certificates (after taking into account the distribution of the Class A-II Principal Distribution Amount, Class M-II-1 Principal Distribution Amount and Class M-II-2 Principal Distribution Amount for that Distribution Date) and (2) the principal balance of the Class M-II-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Group II Subordination Percentage and (2) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the Group II Loans after giving effect to distributions to be made on that Distribution Date, less the Group II Overcollateralization Floor.

Group II

Subordination Percentage: As to any class of Class A-II or Class M-II Certificates, the respective percentage set forth below.

Class	Percentage
A-II	[56.20]%
M-II-1	[70.70]%
M-II-2	[82.70]%
M-II-3	[92.20]%

Group II Stepdown

Date: The Distribution Date which is the later to occur of (x) the Distribution Date in September 2006 and (y) the first Distribution Date on which the aggregate stated principal balance of the Group II Loans as of the end of the related due period is less than one-half of the aggregate stated principal balance of the Group II Loans as of the Cut-off Date.

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

RAMP Series 2003-RS7 - Collateral Characteristics (Group I Loans)

Summary Report

	Alternet	Expanded Criteria	Home Solution
	Exceptions	Exceptions	Exceptions	Jumbo A	Seasoned
	(Subprime)	(Alt-A)	(1st Lien High LTV)	Exceptions	Loans	Total
Shelf	RASC	RALI	RAMP-RZ	RFMSI

Percent of Total	17.46%	59.34%	2.41%	15.22%	5.57%	100.00%
Principal Balance ($)	$109,038,040	$370,554,435	$15,055,036	$95,038,854	$34,809,673	$624,496,038
Number of Loans	880	2,090	127	198	142	3,437
Average Balance ($)	$123,907	$177,299	$118,544	$479,994	$245,139	$181,698

WA Mortgage Rate	7.88%	6.59%	7.17%	5.75%	7.51%	6.75%
WA Age (mos)	2	1	2	2	83	6
WA Remaining Term to
Maturity (mos)	334	340	353	344	147	329

WA Credit Score	656	695	704	712	710	692
WA Original LTV	94.54%	83.69%	99.41%	74.13%	67.35%	83.60%

Original LTV>80% w/MI	0.41%	92.65%	0.00%	87.37%	73.88%	58.69%

Purchase	45.64%	59.42%	53.27%	21.32%	42.24%	50.11%
Equity Refinance	44.63%	25.76%	34.76%	26.23%	15.73%	28.79%
Rate/Term Refinance	9.73%	14.82%	11.97%	52.45%	42.03%	21.11%

Prepayment Penalty	78.05%	31.73%	64.74%	2.95%	0.00%	34.47%

Serviced by HomeComings	100.00%	94.20%	100.00%	54.62%	12.34%	84.77%

Current	100.00%	100.00%	97.57%	100.00%	100.00%	99.94%
30 to 59 Days Delinquent	0.00%	0.00%	2.43%	0.00%	0.00%	0.06%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Credit Score Distribution of the Group I Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
499 or less	2	$120,700	$60,350	93.23%	0.02%
500 to 519	3	410,803	136,934	84.39	0.07
520 to 539	6	853,061	142,177	80.41	0.14
540 to 559	14	1,048,216	74,873	86.14	0.17
560 to 579	64	6,901,341	107,833	86.56	1.11
580 to 599	78	8,234,049	105,565	90.15	1.32
600 to 619	146	20,224,590	138,525	89.80	3.24
620 to 639	446	68,469,742	153,520	86.74	10.96
640 to 659	427	74,172,301	173,706	86.14	11.88
660 to 679	488	92,636,723	189,829	83.54	14.83
680 to 699	451	80,591,033	178,694	83.39	12.90
700 to 719	371	73,868,471	199,106	81.65	11.83
720 to 739	325	63,748,838	196,150	82.69	10.21
740 to 759	264	54,546,023	206,614	83.15	8.73
760 or greater	334	75,595,484	226,334	79.64	12.11
Subtotal:	3,419	621,421,377	181,755	83.69	99.51
Not Available	18	3,074,661	170,814	64.80	0.49
Total:	3,437	$624,496,038	$181,698	83.60%	100.00%

Original Mortgage Loan Principal Balances of the Group I Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	1,007	$74,918,158	90.55%	674	12.00%
100,001 to 200,000	1,384	196,365,549	88.25	683	31.44
200,001 to 300,000	486	117,523,244	86.31	687	18.82
300,001 to 400,000	267	87,874,198	79.68	698	14.07
400,001 to 500,000	165	70,045,055	76.59	709	11.22
500,001 to 600,000	67	34,268,328	73.55	712	5.49
600,001 to 700,000	30	18,624,887	72.30	722	2.98
700,001 to 800,000	19	13,786,842	72.22	722	2.21
800,001 to 900,000	7	5,728,366	70.61	731	0.92
900,001 to 1,000,000	2	1,714,090	62.42	621	0.27
1,000,001 to 1,100,000	1	786,744	69.00	771	0.13
1,300,001 to 1,400,000	1	1,364,974	57.00	720	0.22
1,400,001 to 1,500,000	1	1,495,604	50.00	692	0.24
Total:	3,437	$624,496,038	83.60%	692	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Mortgage Rates of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
4.000 to 4.499	2	$717,601	$358,801	68.88%	680	0.11%
4.500 to 4.999	15	4,706,186	313,746	67.00	726	0.75
5.000 to 5.499	94	23,542,932	250,457	67.97	720	3.77
5.500 to 5.999	510	148,163,595	290,517	75.77	716	23.73
6.000 to 6.499	503	102,860,848	204,495	81.25	702	16.47
6.500 to 6.999	685	102,920,616	150,249	87.68	701	16.48
7.000 to 7.499	521	81,249,131	155,948	89.05	689	13.01
7.500 to 7.999	518	89,318,787	172,430	88.13	667	14.30
8.000 to 8.499	227	33,548,123	147,789	89.20	654	5.37
8.500 to 8.999	165	18,754,302	113,662	93.53	630	3.00
9.000 to 9.499	78	7,900,492	101,288	93.40	623	1.27
9.500 to 9.999	63	6,022,842	95,601	96.05	607	0.96
10.000 to 10.499	28	2,635,668	94,131	97.22	594	0.42
10.500 to 10.999	14	1,052,058	75,147	98.48	586	0.17
11.000 to 11.499	10	812,924	81,292	93.21	569	0.13
11.500 to 11.999	3	225,657	75,219	99.19	577	0.04
12.500 to 12.999	1	64,275	64,275	80.00	542	0.01
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%
Net Mortgage Rates of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
4.000 to 4.499	12	$4,158,769	$346,564	65.60%	712	0.67%
4.500 to 4.999	53	14,661,267	276,628	66.19	721	2.35
5.000 to 5.499	339	101,635,673	299,810	74.74	717	16.27
5.500 to 5.999	608	138,939,920	228,520	79.03	707	22.25
6.000 to 6.499	573	90,184,044	157,389	86.77	700	14.44
6.500 to 6.999	616	92,261,388	149,775	88.95	694	14.77
7.000 to 7.499	577	97,882,857	169,641	88.38	671	15.67
7.500 to 7.999	287	45,969,242	160,172	88.34	660	7.36
8.000 to 8.499	169	19,040,962	112,668	93.19	633	3.05
8.500 to 8.999	88	9,225,238	104,832	92.27	628	1.48
9.000 to 9.499	62	6,038,977	97,403	96.13	607	0.97
9.500 to 9.999	27	2,527,691	93,618	97.65	593	0.40
10.000 to 10.499	13	936,629	72,048	98.59	587	0.15
10.500 to 10.999	10	843,384	84,338	93.46	568	0.14
11.000 to 11.499	2	125,721	62,860	98.54	583	0.02
12.000 to 12.499	1	64,275	64,275	80.00	542	0.01
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Original Loan-to-Value Ratios of the Group I Loans
				Weighted
			Average	Average
Original Loan-to-Value	Number of	Principal	Principal	FICO	% of Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	86	$19,304,015	$224,465	696	3.09%
50.01 to 55.00	43	9,701,630	225,619	720	1.55
55.01 to 60.00	51	12,675,490	248,539	707	2.03
60.01 to 65.00	60	16,153,278	269,221	698	2.59
65.01 to 70.00	123	36,369,304	295,685	702	5.82
70.01 to 75.00	180	47,198,043	262,211	701	7.56
75.01 to 80.00	746	168,324,357	225,636	705	26.95
80.01 to 85.00	140	23,664,947	169,035	674	3.79
85.01 to 90.00	490	80,204,096	163,682	679	12.84
90.01 to 95.00	644	102,338,476	158,911	674	16.39
95.01 to 100.00	847	105,072,052	124,052	687	16.83
100.01 to 105.00	26	3,392,061	130,464	697	0.54
105.01 to 110.00	1	98,290	98,290	791	0.02
Total:	3,437	$624,496,038	$181,698	692	100.00%
Geographical Distribution of Mortgaged Properties of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
California	423	$126,101,420	$298,112	75.22%	711	20.19%
Florida	458	61,787,855	134,908	85.38	680	9.89
Illinois	182	34,817,599	191,305	83.60	691	5.58
New Jersey	136	34,791,869	255,823	82.14	687	5.57
New York	130	32,392,234	249,171	82.38	677	5.19
Virginia	111	25,649,049	231,073	83.33	694	4.11
Washington	104	24,310,322	233,753	81.17	723	3.89
Texas	193	24,038,829	124,554	88.84	681	3.85
Maryland	72	20,083,142	278,933	79.50	701	3.22
Arizona	113	19,205,129	169,957	85.36	688	3.08
Other (1)	1,515	221,318,590	146,085	88.23	684	35.44
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

Mortgage Loan Purpose of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	1,879	$312,912,404	$166,531	88.83%	696	50.11%
Rate/Term Refinance	518	131,808,183	254,456	74.80	697	21.11
Equity Refinance	1,040	179,775,451	172,861	80.93	680	28.79
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Occupancy Type of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	2,808	$542,510,510	$193,202	83.73%	689	86.87%
Second/Vacation	58	12,798,100	220,657	74.25	717	2.05
Non-Owner Occupied	571	69,187,427	121,169	84.24	706	11.08
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%
Mortgaged Property Types of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	2,433	$425,878,984	$175,043	83.50%	691	68.20%
Planned Unit Developments (detached)	434	95,780,093	220,691	82.77	693	15.34
Two- to four-family units	306	64,742,128	211,576	84.15	693	10.37
Condo Low-Rise (less than 5 stories)	165	23,489,284	142,359	86.27	689	3.76
Planned Unit Developments (attached)	66	9,179,666	139,086	88.18	708	1.47
Townhouse	9	1,869,705	207,745	83.08	712	0.30
Condo High-Rise (9 stories or more)	9	1,743,359	193,707	77.23	701	0.28
Condo Mid-Rise (5 to 8 stories)	6	771,803	128,634	80.87	687	0.12
Manufactured Home	5	567,060	113,412	77.55	716	0.09
Leasehold	3	450,939	150,313	78.69	719	0.07
Co-ops	1	23,017	23,017	73.00	491	0.01
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%
Mortgage Loan Documentation Types of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Full Documentation	1,703	$297,930,147	$174,944	85.75%	695	47.71%
Reduced Documentation	1,734	326,565,891	188,331	81.63	689	52.29
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%
Prepayment Penalty Terms of the Group I Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	1,977	$409,251,650	$207,006	80.38%	702	65.53%
12 Months	257	52,467,407	204,153	85.30	671	8.40
24 Months	81	12,486,055	154,149	90.53	666	2.00
36 Months	797	100,945,611	126,657	94.46	669	16.16
60 Months	319	48,157,783	150,965	84.29	682	7.71
Other (1)	6	1,187,532	197,922	93.45	685	0.19
Total:	3,437	$624,496,038	$181,698	83.60%	692	100.00%

(1) Not 0, 12, 24, 36 or 60 months and not more than 48 months.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

RAMP Series 2003-RS7 - Collateral Characteristics (Group II-A Loans)

Summary Report
	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Jumbo A Exceptions	Seasoned	Total
Shelf	RASC	RALI	RFMSI	Loans

Percent of Total:	92.14%	6.54%	1.14%	0.19%	100.00%
Principal Balance ($)	$309,938,903	$21,982,309	$3,818,842	$623,678	$336,363,732
Number of Loans	2,332	145	20	7	2,504
Average Balance ($)	$132,907	$151,602	$190,942	$89,097	$134,331

WA Mortgage Rate	8.05%	7.29%	4.40%	6.81%	7.95%
WA Age (mos)	1	2	1	139	2
WA Remaining Term to
Maturity (mos)	359	358	359	221	358

WA Margin	7.98%	6.39%	2.27%	3.93%	7.81%
WA Lifetime Cap	14.18%	13.11%	9.59%	15.03%	14.06%
WA Next Rate Adj (mos)	25	32	55	6	25
WA Rate Reset Frequency (mos)	6	6	12	10	6

WA Credit Score	626	674	705	557	630
WA Original LTV	95.41%	87.47%	74.58%	80.54%	94.62%

Original LTV > 80% w/ MI	0.00%	10.78%	100.00%	11.15%	0.69%

Purchase	60.29%	62.31%	35.80%	89.01%	60.20%
Equity Refinance	34.78%	28.82%	49.89%	10.99%	34.52%
Rate/Term Refinance	4.93%	8.87%	14.31%	0.00%	5.28%

Prepayment Penalty	80.17%	69.54%	0.00%	0.00%	78.41%

Serviced by HomeComings	100.00%	100.00%	100.00%	41.57%	99.89%

Current	99.91%	99.44%	100.00%	100.00%	99.88%
30 to 59 Days Delinquent	0.09%	0.56%	0.00%	0.00%	0.12%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%	0.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Credit Score Distribution of the Group II-A Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
499 or less	2	$230,499	$115,250	83.53%	0.07%
500 to 519	17	1,664,846	97,932	82.55	0.49
520 to 539	14	1,916,241	136,874	83.60	0.57
540 to 559	44	5,051,646	114,810	88.15	1.50
560 to 579	277	36,796,602	132,840	95.68	10.94
580 to 599	338	42,307,872	125,171	96.82	12.58
600 to 619	519	68,057,276	131,132	95.06	20.23
620 to 639	422	57,372,107	135,953	95.16	17.06
640 to 659	334	46,324,813	138,697	94.78	13.77
660 to 679	218	31,281,630	143,494	94.26	9.30
680 to 699	116	16,361,246	141,045	95.18	4.86
700 to 719	80	11,065,656	138,321	93.57	3.29
720 to 739	56	8,060,436	143,936	93.64	2.40
740 to 759	33	5,064,422	153,467	90.64	1.51
760 or greater	34	4,808,440	141,425	77.73	1.43
Total:	2,504	$336,363,732	$134,331	94.62%	100.00%
Original Mortgage Loan Principal Balances of the Group II-A Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	851	$64,903,502	95.99%	622	19.30%
100,001 to 200,000	1,284	180,899,703	95.14	629	53.78
200,001 to 300,000	339	81,135,949	92.87	635	24.12
300,001 to 400,000	30	9,424,578	90.39	646	2.80
Total:	2,504	$336,363,732	94.62%	630	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Mortgage Rates of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
4.000 to 4.499	14	$2,491,295	$177,950	74.89%	717	0.74%
4.500 to 4.999	21	3,803,048	181,098	73.56	689	1.13
5.000 to 5.499	9	1,536,016	170,668	72.75	696	0.46
5.500 to 5.999	37	6,863,302	185,495	86.59	712	2.04
6.000 to 6.499	83	13,236,499	159,476	94.88	685	3.94
6.500 to 6.999	242	38,325,328	158,369	93.43	655	11.39
7.000 to 7.499	302	42,677,841	141,317	94.65	643	12.69
7.500 to 7.999	533	73,909,896	138,668	95.04	631	21.97
8.000 to 8.499	344	45,797,286	133,132	95.46	619	13.62
8.500 to 8.999	398	48,460,171	121,759	95.73	608	14.41
9.000 to 9.499	214	24,281,957	113,467	96.21	603	7.22
9.500 to 9.999	192	22,072,635	114,962	96.74	597	6.56
10.000 to 10.499	80	9,326,219	116,578	98.50	580	2.77
10.500 to 10.999	26	2,656,623	102,178	98.85	581	0.79
11.000 to 11.499	6	579,581	96,597	100.00	574	0.17
11.500 to 11.999	3	346,036	115,345	98.49	580	0.10
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

Net Mortgage Rates of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.500 to 3.999	11	$1,936,182	$176,017	71.25%	722	0.58%
4.000 to 4.499	17	2,705,026	159,119	75.91	668	0.80
4.500 to 4.999	14	2,940,517	210,037	72.40	715	0.87
5.000 to 5.499	25	4,084,715	163,389	82.60	681	1.21
5.500 to 5.999	93	15,627,686	168,040	93.89	693	4.65
6.000 to 6.499	240	38,605,948	160,858	93.47	656	11.48
6.500 to 6.999	333	47,065,365	141,337	94.62	641	13.99
7.000 to 7.499	525	72,142,316	137,414	95.06	632	21.45
7.500 to 7.999	394	51,829,768	131,548	95.73	616	15.41
8.000 to 8.499	364	43,520,513	119,562	95.69	608	12.94
8.500 to 8.999	219	25,338,949	115,703	96.17	602	7.53
9.000 to 9.499	171	19,541,767	114,279	97.01	598	5.81
9.500 to 9.999	68	7,872,767	115,776	98.55	579	2.34
10.000 to 10.499	23	2,430,424	105,671	99.15	580	0.72
10.500 to 10.999	5	513,664	102,733	100.00	579	0.15
11.000 to 11.499	2	208,124	104,062	97.50	581	0.06
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Original Loan-to-Value Ratios of the Group II-A Loans
				Weighted
			Average	Average	% of
Original Loan-to-Value	Number of	Principal	Principal	FICO	Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	7	$953,059	$136,151	739	0.28%
50.01 to 55.00	2	169,452	84,726	695	0.05
55.01 to 60.00	3	608,915	202,972	725	0.18
60.01 to 65.00	10	1,977,222	197,722	687	0.59
65.01 to 70.00	4	805,842	201,460	671	0.24
70.01 to 75.00	22	3,105,686	141,168	632	0.92
75.01 to 80.00	88	14,677,951	166,795	648	4.36
80.01 to 85.00	88	11,634,129	132,206	605	3.46
85.01 to 90.00	341	49,515,019	145,205	632	14.72
90.01 to 95.00	770	104,260,538	135,403	624	31.00
95.01 to 100.00	1,169	148,655,918	127,165	630	44.19
Total:	2,504	$336,363,732	$134,331	630	100.00%
Geographical Distribution of Mortgaged Properties of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
Arizona	76	$11,606,572	$152,718	94.27%	634	3.45%
California	120	24,966,275	208,052	90.33	639	7.42
Colorado	63	11,169,849	177,299	92.95	638	3.32
Florida	217	29,070,574	133,966	94.11	628	8.64
Georgia	145	19,770,769	136,350	94.84	633	5.88
Illinois	116	15,985,889	137,809	94.38	632	4.75
Michigan	145	18,153,144	125,194	95.53	641	5.40
Missouri	98	11,427,996	116,612	96.00	619	3.40
North Carolina	97	12,196,207	125,734	94.94	623	3.63
Ohio	153	16,608,195	108,550	96.25	625	4.94
Tennessee	97	10,525,483	108,510	96.19	624	3.13
Texas	152	17,951,773	118,104	96.75	616	5.34
Virginia	74	10,674,918	144,256	95.10	630	3.17
Wisconsin	94	11,841,309	125,971	96.09	628	3.52
Other (1)	857	114,414,779	133,506	94.66	629	34.02
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	1,592	$202,479,423	$127,186	96.06%	631	60.20%
Rate/Term Refinance	124	17,766,975	143,282	89.41	637	5.28
Equity Refinance	788	116,117,334	147,357	92.92	625	34.52
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Occupancy Type of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	2,349	$319,040,667	$135,820	95.10%	627	94.85%
Second/Vacation	8	1,100,630	137,579	83.64	658	0.33
Non-Owner Occupied	147	16,222,435	110,357	85.95	668	4.82
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%
Mortgaged Property Types of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	2,083	$269,512,913	$129,387	95.28%	627	80.13%
Planned Unit Developments (detached)	187	31,492,943	168,411	93.23	628	9.36
Condo Low-Rise (less than 5 stories)	98	14,104,387	143,922	92.78	650	4.19
Two- to four-family units	71	11,883,807	167,378	86.43	665	3.53
Planned Unit Developments (attached)	42	6,472,926	154,117	93.62	636	1.92
Townhouse	21	2,589,004	123,286	94.34	611	0.77
Condo High-Rise (9 stories or more)	1	104,279	104,279	90.00	647	0.03
Condo Mid-Rise (5 to 8 stories)	1	203,472	203,472	80.00	619	0.06
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

Mortgage Loan Documentation Types of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Reduced Documentation	729	$110,457,530	$151,519	90.02%	647	32.84%
Full Documentation	1,775	225,906,202	127,271	96.87	621	67.16
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

Prepayment Penalty Terms of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	537	$72,610,049	$135,214	91.60%	636	21.59%
12 Months	76	12,024,723	158,220	91.93	641	3.57
24 Months	1,310	182,159,608	139,053	95.34	630	54.16
36 Months	569	67,327,522	118,326	96.45	618	20.02
Other (1)	12	2,241,830	186,819	93.45	651	0.67
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

(1) Not 0, 12, 24, or 36 months and not more than 36 months

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Index Types of the Group II-A Mortgage Loans
				Weighted	Weighted
			Average	Average	Average
Index	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Libor - 6 Month	2,464	$329,762,640	$133,832	94.91%	628	98.04%
Treasury - 1 Year	18	2,117,397	117,633	89.62	659	0.63
Libor - 1 Year	22	4,483,695	203,804	75.98	696	1.33
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

Maximum Mortgage Rates (%) of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
9.000 to 9.999	21	$3,752,361	$178,684	75.28%	705	1.12%
10.000 to 10.999	20	4,222,639	211,132	70.54	721	1.26
11.000 to 11.999	45	8,160,125	181,336	86.61	698	2.43
12.000 to 12.999	300	46,756,225	155,854	94.59	664	13.90
13.000 to 13.999	725	100,736,348	138,947	94.81	635	29.95
14.000 to 14.999	773	101,731,614	131,606	95.40	617	30.24
15.000 to 15.999	453	51,630,178	113,974	96.16	607	15.35
16.000 to 16.999	144	16,640,203	115,557	97.68	586	4.95
17.000 to 17.999	23	2,734,039	118,871	99.47	578	0.81
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Next Interest Rate Adjustment Date of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Original	FICO	% of Principal
Adjustment Date	Loans	Balance	Balance	LTV	Score	Balance
September 2003	1	$34,731	$34,731	85.00%	658	0.01%
October 2003	1	70,154	70,154	75.00	618	0.02
November 2003	1	29,035	29,035	89.00	517	0.01
January 2004	1	112,498	112,498	75.00	508	0.03
February 2004	2	278,392	139,196	87.93	535	0.08
June 2004	1	146,761	146,761	80.00	644	0.04
August 2004	1	33,807	33,807	75.00	493	0.01
November 2004	2	242,043	121,021	93.30	632	0.07
January 2005	1	174,085	174,085	100.00	594	0.05
February 2005	2	179,717	89,858	83.58	570	0.05
March 2005	9	1,157,926	128,658	87.53	592	0.34
April 2005	30	4,193,122	139,771	92.87	627	1.25
May 2005	112	15,703,621	140,211	94.46	626	4.67
June 2005	708	96,178,666	135,846	95.94	632	28.59
July 2005	981	132,234,538	134,796	95.27	624	39.31
August 2005	126	17,108,215	135,779	93.82	624	5.09
November 2005	1	297,318	297,318	61.00	636	0.09
March 2006	3	372,939	124,313	87.11	693	0.11
April 2006	3	403,487	134,496	98.94	650	0.12
May 2006	25	3,111,085	124,443	98.03	623	0.92
June 2006	138	17,906,003	129,754	93.79	643	5.32
July 2006	264	32,256,667	122,184	95.02	624	9.59
August 2006	49	6,337,840	129,344	95.02	633	1.88
October 2007	1	104,760	104,760	27.00	709	0.03
May 2008	2	419,157	209,578	83.34	719	0.12
June 2008	14	2,431,916	173,708	65.88	720	0.72
July 2008	21	4,113,556	195,884	77.57	703	1.22
August 2008	4	731,693	182,923	70.35	707	0.22
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Note Margin (%) of the Group II-A Loans
				Weighted	Weighted
			Average	Average	Average
Note	Number of	Principal	Principal	Original	FICO	% of Principal
Margin (%)	Loans	Balance	Balance	LTV	Score	Balance
1.000 to 1.499	1	$99,839	$99,839	100.00%	627	0.03%
2.000 to 2.499	27	5,231,754	193,769	69.71	712	1.56
2.500 to 2.999	19	2,787,367	146,704	77.39	677	0.83
3.000 to 3.499	4	921,458	230,364	80.95	720	0.27
3.500 to 3.999	9	1,899,252	211,028	73.88	737	0.56
4.000 to 4.499	2	467,418	233,709	80.00	718	0.14
4.500 to 4.999	8	1,691,513	211,439	82.35	663	0.50
5.000 to 5.499	13	2,190,323	168,486	86.94	668	0.65
5.500 to 5.999	71	12,005,809	169,096	93.90	665	3.57
6.000 to 6.499	136	19,401,853	142,661	95.96	666	5.77
6.500 to 6.999	270	41,729,128	154,552	95.36	650	12.41
7.000 to 7.499	237	33,190,087	140,043	95.69	636	9.87
7.500 to 7.999	334	44,848,735	134,278	93.94	631	13.33
8.000 to 8.499	451	58,400,339	129,491	94.65	622	17.36
8.500 to 8.999	347	45,157,590	130,137	95.39	614	13.43
9.000 to 9.499	257	29,839,360	116,106	96.11	605	8.87
9.500 to 9.999	153	17,311,386	113,146	97.68	598	5.15
10.000 to 10.499	106	12,195,954	115,056	99.25	583	3.63
10.500 to 10.999	46	5,382,761	117,017	99.06	580	1.60
11.000 to 11.499	11	1,482,361	134,760	98.95	577	0.44
11.500 to 11.999	2	129,445	64,722	100.00	598	0.04
Total:	2,504	$336,363,732	$134,331	94.62%	630	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

RAMP Series 2003-RS7 - Collateral Characteristics (Group II-B Loans)

Summary Report
	Alternet Exceptions (Subprime)	Expanded Criteria Exceptions (Alt-A)	Jumbo A Exceptions	Total
Shelf	RASC	RALI	RFMSI

Percent of Total	85.90%	7.07%	7.03%	100.00%
Principal Balance ($)	$165,014,710	$13,590,175	$13,506,120	$192,111,005
Number of Loans	1,099	66	28	1,193
Average Balance ($)	$150,150	$205,912	$482,361	$161,032

WA Mortgage Rate	8.34%	6.48%	4.72%	7.95%
WA Age (mos)	2	1	3	2
WA Remaining Term to
Maturity (mos)	358	359	357	358

WA Margin	8.19%	4.77%	2.56%	7.55%
WA Lifetime Cap	14.50%	12.40%	9.93%	14.03%
WA Next Rate Adj (mos)	24	41	54	28
WA Rate Reset Frequency (mos)	6	6	12	6

WA Credit Score	619	685	728	631
WA Original LTV	95.94%	88.65%	74.54%	93.92%

Original LTV > 80% w/ MI	0.00%	37.63%	100.00%	2.25%

Purchase	65.88%	61.69%	46.28%	64.20%
Equity Refinance	28.89%	36.21%	6.81%	27.85%
Rate/Term Refinance	5.23%	2.10%	46.91%	7.94%

Prepayment Penalty	83.17%	74.50%	0.00%	76.71%

Serviced by HomeComings	100.00%	100.00%	69.45%	97.85%

Current	99.95%	100.00%	100.00%	99.95%
30 to 59 Days Delinquent	0.05%	0.00%	0.00%	0.05%
60 to 89 Days Delinquent	0.00%	0.00%	0.00%	0.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Credit Score Distribution of the Group II-B Loans
				Weighted
			Average	Average
	Number of	Principal	Principal	Original	% of Principal
Range of Credit Scores	Loans	Balance	Balance	LTV	Balance
500 to 519	3	$749,223	$249,741	86.06%	0.39%
540 to 559	7	1,716,808	245,258	82.72	0.89
560 to 579	168	24,475,782	145,689	95.20	12.74
580 to 599	206	27,202,180	132,049	98.32	14.16
600 to 619	263	37,379,890	142,129	96.22	19.46
620 to 639	210	33,244,806	158,309	95.76	17.30
640 to 659	145	23,340,535	160,969	95.47	12.15
660 to 679	72	14,155,746	196,608	91.97	7.37
680 to 699	48	9,189,869	191,456	87.67	4.78
700 to 719	25	6,405,902	256,236	86.99	3.33
720 to 739	18	5,390,727	299,485	85.91	2.81
740 to 759	12	3,365,308	280,442	81.42	1.75
760 or greater	16	5,494,230	343,389	76.72	2.86
Total:	1,193	$192,111,005	$161,032	93.92%	100.00%
Original Mortgage Loan Principal Balances of the Group II-B Loans
			Weighted	Weighted
			Average	Average
Original Mortgage	Number of	Principal	Original	FICO	% of Principal
Amount ($)	Loans	Balance	LTV	Score	Balance
0 to 100,000	395	$30,207,734	98.55%	616	15.72%
100,001 to 200,000	561	78,710,475	98.27	618	40.97
200,001 to 300,000	88	20,972,038	97.37	623	10.92
300,001 to 400,000	83	29,899,334	90.19	652	15.56
400,001 to 500,000	45	20,145,089	82.49	652	10.49
500,001 to 600,000	13	7,042,036	76.39	661	3.67
600,001 to 700,000	7	4,380,031	76.00	702	2.28
700,001 to 800,000	1	754,267	80.00	771	0.39
Total:	1,193	$192,111,005	93.92%	631	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Mortgage Rates of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Original Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
4.000 to 4.499	7	$2,937,797	$419,685	79.27%	730	1.53%
4.500 to 4.999	19	8,590,681	452,141	73.30	733	4.47
5.000 to 5.499	20	6,428,264	321,413	78.80	711	3.35
5.500 to 5.999	20	4,855,513	242,776	87.90	694	2.53
6.000 to 6.499	31	7,381,169	238,102	88.33	666	3.84
6.500 to 6.999	61	14,243,813	233,505	90.07	646	7.41
7.000 to 7.499	72	14,502,680	201,426	94.28	634	7.55
7.500 to 7.999	136	25,212,650	185,387	95.70	632	13.12
8.000 to 8.499	191	27,606,860	144,539	97.31	623	14.37
8.500 to 8.999	290	37,934,102	130,807	97.45	610	19.75
9.000 to 9.499	139	17,672,177	127,138	97.63	603	9.20
9.500 to 9.999	108	13,170,326	121,947	98.64	596	6.86
10.000 to 10.499	57	6,885,550	120,799	96.79	587	3.58
10.500 to 10.999	31	3,420,447	110,337	97.46	583	1.78
11.000 to 11.499	9	978,815	108,757	99.49	577	0.51
11.500 to 11.999	2	290,160	145,080	95.16	561	0.15
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

Net Mortgage Rates of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Net Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
3.500 to 3.999	5	$2,175,578	$435,116	76.52%	746	1.13%
4.000 to 4.499	14	6,320,038	451,431	74.46	727	3.29
4.500 to 4.999	24	8,378,525	349,105	76.23	714	4.36
5.000 to 5.499	20	5,556,805	277,840	87.26	705	2.89
5.500 to 5.999	27	6,322,043	234,150	87.81	656	3.29
6.000 to 6.499	66	15,349,543	232,569	89.87	651	7.99
6.500 to 6.999	88	18,083,511	205,494	94.49	635	9.41
7.000 to 7.499	126	22,227,029	176,405	95.79	632	11.57
7.500 to 7.999	236	34,237,138	145,073	97.42	622	17.82
8.000 to 8.499	262	33,487,779	127,816	97.52	607	17.43
8.500 to 8.999	138	17,767,064	128,747	97.70	605	9.25
9.000 to 9.499	98	11,623,041	118,602	98.62	594	6.05
9.500 to 9.999	55	6,813,774	123,887	96.74	587	3.55
10.000 to 10.499	26	2,814,060	108,233	97.42	581	1.46
10.500 to 10.999	7	814,721	116,389	99.38	575	0.42
11.000 to 11.499	1	140,356	140,356	90.00	549	0.07
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Original Loan-to-Value Ratios of the Group II-B Loans
				Weighted
			Average	Average	% of
Original Loan-to-Value	Number of	Principal	Principal	FICO	Principal
Ratio (%)	Loans	Balance	Balance	Score	Balance
0.01 to 50.00	2	$847,696	$423,848	654	0.44%
50.01 to 55.00	1	469,381	469,381	812	0.24
60.01 to 65.00	5	2,317,235	463,447	696	1.21
65.01 to 70.00	5	2,487,069	497,414	660	1.29
70.01 to 75.00	16	6,784,457	424,029	675	3.53
75.01 to 80.00	44	17,180,055	390,456	684	8.94
80.01 to 85.00	12	4,037,052	336,421	609	2.10
85.01 to 90.00	34	11,076,085	325,767	642	5.77
90.01 to 95.00	294	44,702,103	152,048	623	23.27
95.01 to 100.00	780	102,209,871	131,038	619	53.20
Total:	1,193	$192,111,005	$161,032	631	100.00%
Geographical Distribution of Mortgaged Properties of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
State	Loans	Balance	Balance	LTV	Score	Balance
California	82	$28,964,745	$353,229	85.25%	662	15.08%
Florida	120	17,996,977	149,975	92.76	641	9.37
Texas	104	13,271,517	127,611	98.69	607	6.91
Georgia	64	10,661,633	166,588	97.69	610	5.55
Illinois	57	9,161,288	160,724	94.35	629	4.77
Colorado	39	8,888,114	227,900	92.38	647	4.63
Michigan	60	8,452,823	140,880	94.74	627	4.40
Virginia	43	7,416,590	172,479	98.05	629	3.86
Ohio	57	7,230,772	126,856	98.00	612	3.76
Missouri	53	6,284,703	118,579	97.45	622	3.27
North Carolina	46	6,127,831	133,214	97.63	608	3.19
Other (1)	468	67,654,013	144,560	94.90	627	35.22
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.
Mortgage Loan Purpose of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Loan	Number of	Principal	Principal	Original	FICO	% of Principal
Purpose	Loans	Balance	Balance	LTV	Score	Balance
Purchase	858	$123,343,581	$143,757	96.16%	630	64.20%
Rate/Term Refinance	69	15,258,295	221,135	85.46	672	7.94
Equity Refinance	266	53,509,129	201,162	91.18	622	27.85
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Occupancy Type of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Occupancy	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Primary Residence	1,160	$186,459,166	$160,741	94.07%	630	97.06%
Second/Vacation	10	1,963,076	196,308	91.84	686	1.02
Non-Owner Occupied	23	3,688,763	160,381	87.63	669	1.92
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%
Mortgaged Property Types of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Property	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Single-family detached	993	$152,493,051	$153,568	94.64%	627	79.38%
Planned Unit Developments (detached)	106	24,347,967	229,698	89.64	650	12.67
Condo Low-Rise (less than 5 stories)	46	7,570,008	164,565	94.60	634	3.94
Two- to four-family units	10	1,473,430	147,343	96.98	632	0.77
Planned Unit Developments (attached)	19	2,199,737	115,776	97.43	652	1.15
Townhouse	15	2,704,673	180,312	91.06	619	1.41
Condo High-Rise (9 stories or more)	2	922,348	461,174	77.64	742	0.48
Condo Mid-Rise (5 to 8 stories)	2	399,791	199,895	94.11	668	0.21
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

Mortgage Loan Documentation Types of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
	Number of	Principal	Principal	Original	FICO	% of Principal
Documentation Type	Loans	Balance	Balance	LTV	Score	Balance
Reduced Documentation	230	$51,067,022	$222,031	86.85%	661	26.58%
Full Documentation	963	141,043,983	146,463	96.48	620	73.42
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

Prepayment Penalty Terms of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Prepayment	Number of	Principal	Principal	Original	FICO	% of Principal
Penalty Term	Loans	Balance	Balance	LTV	Score	Balance
None	224	$44,742,197	$199,742	88.11%	657	23.29%
12 Months	29	5,455,407	188,117	95.57	613	2.84
24 Months	586	96,879,931	165,324	95.16	625	50.43
36 Months	295	36,333,439	123,164	97.89	612	18.91
60 Months	51	7,150,882	140,213	91.39	665	3.72
Other (1)	8	1,549,149	193,644	97.17	626	0.81
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

(1) Not 0, 12, 24, 36, or 60 months and not more than 48 months

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Index Types of the Group II-B Mortgage Loans
				Weighted	Weighted
			Average	Average	Average
Index	Number of	Principal	Principal	Original	FICO	% of Principal
Type	Loans	Balance	Balance	LTV	Score	Balance
Libor - 6 Month	1,162	$177,698,706	$152,925	95.40%	624	92.50%
Treasury - 1 Year	18	8,696,218	483,123	76.43	719	4.53
Libor - 1 Year	13	5,716,081	439,699	74.43	730	2.98
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

Maximum Mortgage Rates (%) of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Maximum Mortgage	Number of	Principal	Principal	Original	FICO	% of Principal
Rate (%)	Loans	Balance	Balance	LTV	Score	Balance
9.000 to 9.999	16	$7,331,886	$458,243	71.65%	732	3.82%
10.000 to 10.999	20	8,765,739	438,287	78.77	721	4.56
11.000 to 11.999	30	6,548,281	218,276	88.84	713	3.41
12.000 to 12.999	83	18,624,002	224,386	89.91	650	9.69
13.000 to 13.999	184	35,517,227	193,028	94.42	633	18.49
14.000 to 14.999	442	61,618,312	139,408	97.17	615	32.07
15.000 to 15.999	288	38,302,182	132,994	97.23	608	19.94
16.000 to 16.999	113	13,059,437	115,570	98.61	589	6.80
17.000 to 17.999	17	2,343,939	137,879	93.00	579	1.22
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Next Interest Rate Adjustment Date of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Next Interest Rate	Number of	Principal	Principal	Original	FICO	% of Principal
Adjustment Date	Loans	Balance	Balance	LTV	Score	Balance
January 2004	1	$143,915	$143,915	100.00%	625	0.07%
October 2004	1	65,488	65,488	100.00	684	0.03
December 2004	1	124,483	124,483	95.00	616	0.06
January 2005	1	338,886	338,886	90.00	647	0.18
February 2005	3	1,028,129	342,710	81.27	620	0.54
March 2005	3	1,148,322	382,774	80.43	579	0.60
April 2005	10	1,736,614	173,661	95.97	617	0.90
May 2005	63	10,381,271	164,782	94.99	630	5.40
June 2005	344	53,802,973	156,404	96.02	625	28.01
July 2005	452	68,602,559	151,776	95.53	618	35.71
August 2005	56	7,947,608	141,922	96.71	605	4.14
February 2006	1	754,267	754,267	80.00	771	0.39
May 2006	7	699,401	99,914	98.11	625	0.36
June 2006	59	8,402,395	142,413	97.60	633	4.37
July 2006	119	16,308,136	137,043	95.99	625	8.49
August 2006	18	3,214,819	178,601	95.13	616	1.67
August 2007	1	607,141	607,141	79.00	729	0.32
December 2007	5	2,502,497	500,499	70.00	703	1.30
February 2008	2	1,016,792	508,396	79.50	700	0.53
April 2008	1	89,827	89,827	80.00	674	0.05
May 2008	3	482,896	160,965	81.14	685	0.25
June 2008	4	1,412,219	353,055	76.83	733	0.74
July 2008	27	7,297,590	270,281	79.04	726	3.80
August 2008	7	3,060,100	437,157	74.61	742	1.59
July 2010	4	942,678	235,669	83.21	682	0.49
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
Note Margin (%) of the Group II-B Loans
				Weighted	Weighted
			Average	Average	Average
Note	Number of	Principal	Principal	Original	FICO	% of Principal
Margin (%)	Loans	Balance	Balance	LTV	Score	Balance
2.000 to 2.499	15	$6,519,668	$434,645	72.63%	735	3.39%
2.500 to 2.999	43	13,158,539	306,013	80.31	719	6.85
3.000 to 3.499	2	888,979	444,490	80.00	680	0.46
3.500 to 3.999	1	518,262	518,262	86.00	666	0.27
4.000 to 4.499	1	483,541	483,541	80.00	637	0.25
4.500 to 4.999	6	2,712,345	452,057	79.99	682	1.41
5.000 to 5.499	5	1,248,092	249,618	93.12	736	0.65
5.500 to 5.999	21	7,589,150	361,388	80.37	635	3.95
6.000 to 6.499	51	10,823,849	212,232	94.52	656	5.63
6.500 to 6.999	82	15,170,750	185,009	94.38	647	7.90
7.000 to 7.499	74	12,519,079	169,177	96.54	626	6.52
7.500 to 7.999	125	20,326,855	162,615	96.22	621	10.58
8.000 to 8.499	162	21,101,023	130,253	97.45	612	10.98
8.500 to 8.999	198	28,742,267	145,163	96.93	619	14.96
9.000 to 9.499	159	21,627,239	136,020	97.79	605	11.26
9.500 to 9.999	124	14,469,428	116,689	98.67	598	7.53
10.000 to 11.499	83	9,857,184	118,761	99.23	587	5.13
10.500 to 10.999	32	3,253,741	101,679	99.67	583	1.69
11.000 to 11.499	7	965,791	137,970	98.55	572	0.50
11.500 to 11.999	2	135,225	67,612	100.00	596	0.07
Total:	1,193	$192,111,005	$161,032	93.92%	631	100.00%

Group I Net WAC Cap Analysis

Payment Date	Net WAC Cap (%) (1) (2)	Payment Date	Net WAC Cap (%) (1) (2)	Payment Date	Net WAC Cap (%) (1) (2)
8/28/2003		12/25/2006	6.426	4/25/2010	6.218	6.593
9/25/2003	6.888	1/25/2007	6.219	5/25/2010	6.426	6.593
10/25/2003	6.428	2/25/2007	6.219	6/25/2010	6.218	6.594
11/25/2003	6.220	3/25/2007	6.885	7/25/2010	6.426	6.594
12/25/2003	6.427	4/25/2007	6.219	8/25/2010	6.218	6.594
1/25/2004	6.219	5/25/2007	6.426	9/25/2010	6.218	6.594
2/25/2004	6.219	6/25/2007	6.219	10/25/2010	6.426	6.595
3/25/2004	6.648	7/25/2007	6.426	11/25/2010	6.218	6.595
4/25/2004	6.219	8/25/2007	6.219	12/25/2010	6.426	6.595
5/25/2004	6.426	9/25/2007	6.219	1/25/2011	6.218	6.596
6/25/2004	6.219	10/25/2007	6.426	2/25/2011	6.218	6.596
7/25/2004	6.426	11/25/2007	6.219	3/25/2011	6.884	6.596
8/25/2004	6.219	12/25/2007	6.426	4/25/2011	6.218	6.597
9/25/2004	6.219	1/25/2008	6.219	5/25/2011	6.425	6.597
10/25/2004	6.426	2/25/2008	6.219	6/25/2011	6.218	6.597
11/25/2004	6.219	3/25/2008	6.648	7/25/2011	6.425	6.598
12/25/2004	6.426	4/25/2008	6.219	8/25/2011	6.218	6.598
1/25/2005	6.219	5/25/2008	6.426	9/25/2011	6.218	6.598
2/25/2005	6.219	6/25/2008	6.219	10/25/2011	6.425	6.598
3/25/2005	6.885	7/25/2008	6.426	11/25/2011	6.218	6.599
4/25/2005	6.219	8/25/2008	6.219	12/25/2011	6.425	6.599
5/25/2005	6.426	9/25/2008	6.219	1/25/2012	6.218	6.599
6/25/2005	6.219	10/25/2008	6.426	2/25/2012	6.218	6.600
7/25/2005	6.426	11/25/2008	6.219	3/25/2012	6.647	6.600
8/25/2005	6.219	12/25/2008	6.426	4/25/2012	6.218	6.600
9/25/2005	6.219	1/25/2009	6.219	5/25/2012	6.425	6.601
10/25/2005	6.426	2/25/2009	6.219	6/25/2012	6.218	6.601
11/25/2005	6.219	3/25/2009	6.885	7/25/2012	6.425	6.601
12/25/2005	6.426	4/25/2009	6.219	8/25/2012	6.218	6.602
1/25/2006	6.219	5/25/2009	6.426	9/25/2012	6.218	6.602
2/25/2006	6.219	6/25/2009	6.219	10/25/2012	6.425	6.602
3/25/2006	6.885	7/25/2009	6.426	11/25/2012	6.218	6.603
4/25/2006	6.219	8/25/2009	6.219	12/25/2012	6.425	6.603
5/25/2006	6.426	9/25/2009	6.219	1/25/2013	6.217	6.604
6/25/2006	6.219	10/25/2009	6.426	2/25/2013	6.217	6.604
7/25/2006	6.426	11/25/2009	6.219	3/25/2013	6.883	6.604
8/25/2006	6.219	12/25/2009	6.426	4/25/2013	6.217	6.604
9/25/2006	6.219	1/25/2010	6.219	5/25/2013	-	6.604
10/25/2006	6.426	2/25/2010	6.219			6.604
11/25/2006	6.219	3/25/2010	6.885			6.604

(1) Net WAC Cap = Weighted Average Net Mortgage Rate of Group I Loans In the case of the Class A-I-1 Certificates, the Net WAC Cap is further modified by multiplying by (30/Actual # of days).

(2) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT remain constant at 1.19%, 1.38% and 1.30%, respectively.

Group II Net WAC Cap Analysis (1)
Payment Date	Net WAC Cap (%) (2) (3)	Net WAC Cap Stress (%) (2) (4)	Payment Date	Net WAC Cap (%) (2) (3)	Net WAC Cap Stress (%) (2) (4)
8/28/2003			10/25/2007	8.474	13.123
9/25/2003	7.985	7.985	11/25/2007	8.201	12.700
10/25/2003	7.453	7.453	12/25/2007	8.474	13.124
11/25/2003	7.213	7.213	1/25/2008	8.201	12.701
12/25/2003	7.454	7.454	2/25/2008	8.201	12.861
1/25/2004	7.213	7.213	3/25/2008	8.767	13.748
2/25/2004	7.214	7.216	4/25/2008	8.192	12.912
3/25/2004	7.712	7.713	5/25/2008	8.466	13.343
4/25/2004	7.214	7.217	6/25/2008	8.193	12.921
5/25/2004	7.455	7.458	7/25/2008	8.455	13.396
6/25/2004	7.214	7.217	8/25/2008	8.164	13.068
7/25/2004	7.455	7.458	9/25/2008	8.157	13.105
8/25/2004	7.214	7.218	10/25/2008	8.429	13.542
9/25/2004	7.214	7.218	11/25/2008	8.158	13.105
10/25/2004	7.455	7.459	12/25/2008	8.430	13.542
11/25/2004	7.215	7.218	1/25/2009	8.158	13.106
12/25/2004	7.455	7.459	2/25/2009	8.159	13.106
1/25/2005	7.215	7.219	3/25/2009	9.033	14.510
2/25/2005	7.215	7.219	4/25/2009	8.159	13.110
3/25/2005	7.988	7.993	5/25/2009	8.431	13.547
4/25/2005	7.215	7.221	6/25/2009	8.160	13.110
5/25/2005	7.456	7.462	7/25/2009	8.432	13.547
6/25/2005	7.215	7.221	8/25/2009	8.160	13.113
7/25/2005	7.717	8.245	9/25/2009	8.161	13.113
8/25/2005	7.983	9.403	10/25/2009	8.433	13.550
9/25/2005	7.983	9.403	11/25/2009	8.161	13.113
10/25/2005	8.249	9.717	12/25/2009	8.433	13.550
11/25/2005	7.983	9.404	1/25/2010	8.162	13.113
12/25/2005	8.249	9.718	2/25/2010	8.162	13.114
1/25/2006	7.983	9.682	3/25/2010	9.037	14.519
2/25/2006	7.984	10.192	4/25/2010	8.163	13.114
3/25/2006	8.839	11.285	5/25/2010	8.435	13.551
4/25/2006	7.984	10.194	6/25/2010	8.163	13.114
5/25/2006	8.250	10.535	7/25/2010	8.436	13.551
6/25/2006	7.982	10.203	8/25/2010	8.162	13.124
7/25/2006	8.248	10.831	9/25/2010	8.162	13.124
8/25/2006	8.198	11.461	10/25/2010	8.435	13.561
9/25/2006	8.198	11.461	11/25/2010	8.163	13.124
10/25/2006	8.472	11.844	12/25/2010	8.435	13.561
11/25/2006	8.198	11.462	1/25/2011	8.163	13.124
12/25/2006	8.472	11.844	2/25/2011	8.164	13.124
1/25/2007	8.199	11.741	3/25/2011	9.039	14.530
2/25/2007	8.199	12.410	4/25/2011	8.164	13.124
3/25/2007	9.078	13.740	5/25/2011	8.437	13.562
4/25/2007	8.199	12.412	6/25/2011	8.165	13.124
5/25/2007	8.473	12.826	7/25/2011	8.437	13.562
6/25/2007	8.200	12.420	8/25/2011	8.166	13.125
7/25/2007	8.473	12.883	9/25/2011	8.166	13.125
8/25/2007	8.200	12.699	10/25/2011	-	-
9/25/2007	8.200	12.699

(1) Net WAC Cap is capped at 14.00%

(2) Net WAC Cap = (Weighted Average Net Mortgage Rate of Group II Loans) x (30/Actual # of Days)

(3) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT remain constant at 1.19%, 1.38% and 1.30%, respectively.

(4) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT each remain constant at 20%.

Group I Sensitivity Analysis
To 10% Call
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-I-1
Avg. Life (yrs)	7.45	1.47	1.10	0.90	0.77	0.68
Window	1-177	1-35	1-26	1-20	1-17	1-14
Maturity	5/25/2018	7/25/2006	10/25/2005	4/25/2005	1/25/2005	10/25/2004

Class A-I-2
Avg. Life (yrs)	16.18	3.63	2.56	2.00	1.65	1.41
Window	177-219	35-52	26-36	20-28	17-23	14-20
Maturity	11/25/2021	12/25/2007	8/25/2006	12/25/2005	7/25/2005	4/25/2005

Class A-I-3
Avg. Life (yrs)	21.28	5.85	3.96	3.00	2.41	2.03
Window	219-289	52-99	36-62	28-46	23-36	20-30
Maturity	9/25/2027	11/25/2011	10/25/2008	6/25/2007	8/25/2006	2/25/2006

Class A-I-4
Avg. Life (yrs)	25.84	11.13	7.19	5.00	3.87	3.06
Window	289-330	99-173	62-122	46-79	36-59	30-48
Maturity	2/25/2031	1/25/2018	10/25/2013	3/25/2010	7/25/2008	8/25/2007

Class A-I-5
Avg. Life (yrs)	28.19	16.43	12.07	9.06	6.81	5.34
Window	330-340	173-203	122-150	79-116	59-94	48-78
Maturity	12/25/2031	7/25/2020	2/25/2016	4/25/2013	6/25/2011	2/25/2010

Class A-I-6
Avg. Life (yrs)	13.15	8.07	7.26	6.71	6.26	5.67
Window	37-340	37-203	37-150	37-116	38-94	39-78
Maturity	12/25/2031	7/25/2020	2/25/2016	4/25/2013	6/25/2011	2/25/2010

Class M-I-1
Avg. Life (yrs)	25.07	11.55	8.37	6.45	5.24	4.50
Window	231-340	71-203	50-150	39-116	37-94	38-78
Maturity	12/25/2031	7/25/2020	2/25/2016	4/25/2013	6/25/2011	2/25/2010

Class M-I-2
Avg. Life (yrs)	25.07	11.55	8.37	6.45	5.23	4.48
Window	231-340	71-203	50-150	39-116	37-94	37-78
Maturity	12/25/2031	7/25/2020	2/25/2016	4/25/2013	6/25/2011	2/25/2010

Class M-I-3
Avg. Life (yrs)	25.04	11.44	8.29	6.39	5.18	4.41
Window	231-340	71-203	50-150	39-116	37-94	37-78
Maturity	12/25/2031	7/25/2020	2/25/2016	4/25/2013	6/25/2011	2/25/2010

Group I Sensitivity Analysis
To Maturity
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-I-1
Avg. Life (yrs)	7.45	1.47	1.10	0.90	0.77	0.68
Window	1-177	1-35	1-26	1-20	1-17	1-14
Maturity	5/25/2018	7/25/2006	10/25/2005	4/25/2005	1/25/2005	10/25/2004

Class A-I-2
Avg. Life (yrs)	16.18	3.63	2.56	2.00	1.65	1.41
Window	177-219	35-52	26-36	20-28	17-23	14-20
Maturity	11/25/2021	12/25/2007	8/25/2006	12/25/2005	7/25/2005	4/25/2005

Class A-I-3
Avg. Life (yrs)	21.28	5.85	3.96	3.00	2.41	2.03
Window	219-289	52-99	36-62	28-46	23-36	20-30
Maturity	9/25/2027	11/25/2011	10/25/2008	6/25/2007	8/25/2006	2/25/2006

Class A-I-4
Avg. Life (yrs)	25.84	11.13	7.19	5.00	3.87	3.06
Window	289-330	99-173	62-122	46-79	36-59	30-48
Maturity	2/25/2031	1/25/2018	10/25/2013	3/25/2010	7/25/2008	8/25/2007

Class A-I-5
Avg. Life (yrs)	28.74	19.54	14.81	11.28	8.48	6.37
Window	330-359	173-341	122-300	79-247	59-202	48-170
Maturity	7/25/2033	1/25/2032	8/25/2028	3/25/2024	6/25/2020	10/25/2017

Class A-I-6
Avg. Life (yrs)	13.15	8.09	7.30	6.80	6.48	6.29
Window	37-357	37-339	37-298	37-245	38-200	39-167
Maturity	5/25/2033	11/25/2031	6/25/2028	1/25/2024	4/25/2020	7/25/2017

Class M-I-1
Avg. Life (yrs)	25.22	12.31	9.00	6.97	5.66	4.84
Window	231-354	71-287	50-223	39-176	37-142	38-118
Maturity	2/25/2033	7/25/2027	3/25/2022	4/25/2018	6/25/2015	6/25/2013

Class M-I-2
Avg. Life (yrs)	25.20	12.12	8.83	6.83	5.53	4.72
Window	231-352	71-265	50-201	39-158	37-128	37-106
Maturity	12/25/2032	9/25/2025	5/25/2020	10/25/2016	4/25/2014	6/25/2012

Class M-I-3
Avg. Life (yrs)	25.07	11.58	8.40	6.47	5.25	4.46
Window	231-347	71-232	50-173	39-135	37-109	37-90
Maturity	7/25/2032	12/25/2022	1/25/2018	11/25/2014	9/25/2012	2/25/2011

Group II Sensitivity Analysis
To 10% Call
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-II-A
Avg. Life (yrs)	18.33	5.16	3.57	2.71	2.11	1.63
Window	1-346	1-187	1-129	1-97	1-76	1-62
Maturity	6/25/2032	3/25/2019	5/25/2014	9/25/2011	12/25/2009	10/25/2008

Class A-II-B
Avg. Life (yrs)	18.09	4.96	3.41	2.57	1.99	1.53
Window	1-346	1-187	1-129	1-97	1-76	1-62
Maturity	6/25/2032	3/25/2019	5/25/2014	9/25/2011	12/25/2009	10/25/2008

Class M-II-1
Avg. Life (yrs)	26.64	10.44	7.14	5.40	4.63	4.60
Window	274-346	62-187	42-129	39-97	42-76	47-62
Maturity	6/25/2032	3/25/2019	5/25/2014	9/25/2011	12/25/2009	10/25/2008

Class M-II-2
Avg. Life (yrs)	26.64	10.44	7.14	5.38	4.48	4.09
Window	274-346	62-187	42-129	38-97	39-76	41-62
Maturity	6/25/2032	3/25/2019	5/25/2014	9/25/2011	12/25/2009	10/25/2008

Class M-II-3
Avg. Life (yrs)	26.64	10.44	7.14	5.37	4.41	3.89
Window	274-346	62-187	42-129	37-97	38-76	38-62
Maturity	6/25/2032	3/25/2019	5/25/2014	9/25/2011	12/25/2009	10/25/2008

Group II Sensitivity Analysis
To Maturity
Fixed / Adjustable HEP	0.00% / 0.00%	10.00% / 12.50%	15.00% / 18.75%	20.00% / 25.00%	25.00% / 31.25%	30.00% / 37.50%
Class A-II-A
Avg. Life (yrs)	18.37	5.52	3.88	2.95	2.30	1.79
Window	1-359	1-332	1-271	1-211	1-167	1-136
Maturity	7/25/2033	4/25/2031	3/25/2026	3/25/2021	7/25/2017	12/25/2014

Class A-II-B
Avg. Life (yrs)	18.12	5.21	3.60	2.71	2.09	1.60
Window	1-358	1-312	1-239	1-180	1-138	1-110
Maturity	6/25/2033	8/25/2029	7/25/2023	8/25/2018	2/25/2015	10/25/2012

Class M-II-1
Avg. Life (yrs)	26.75	11.33	7.87	5.95	5.07	4.96
Window	274-358	62-308	42-237	39-181	42-142	47-116
Maturity	6/25/2033	4/25/2029	5/25/2023	9/25/2018	6/25/2015	4/25/2013

Class M-II-2
Avg. Life (yrs)	26.75	11.27	7.81	5.88	4.87	4.41
Window	274-357	62-292	42-218	38-165	39-130	41-106
Maturity	5/25/2033	12/25/2027	10/25/2021	5/25/2017	6/25/2014	6/25/2012

Class M-II-3
Avg. Life (yrs)	26.73	11.09	7.64	5.74	4.70	4.13
Window	274-355	62-266	42-193	37-145	38-114	38-93
Maturity	3/25/2033	10/25/2025	9/25/2019	9/25/2015	2/25/2013	5/25/2011